                            AMENDING AGREEMENT NO. 4
                            ------------------------



         THIS IS AN AMENDING AGREEMENT made as of October 20, 1998 among PHILIP SERVICES CORP. (the "CDN. BORROWER"), as a borrower in Canada , PHILIP SERVICES (DELAWARE), INC. (the "U.S. BORROWER"), as a borrower in the United States of America, and CANADIAN IMPERIAL BANK OF COMMERCE (the "ADMINISTRATIVE AGENT"), as administrative agent on behalf of itself, the Lenders, the Other Agents and their respective Eligible Affiliates.


WHEREAS:

A. The Cdn. Borrower and the U.S. Borrower, as borrowers (the "BORROWERS"), the Persons from time to time parties to such agreement as lenders (the "LENDERS"), the Administrative Agent, as administrative agent for the Lenders, Bankers Trust Company, as syndication agent, Canadian Imperial Bank of Commerce and Bankers Trust Company, as co-arrangers, and Dresdner Bank Canada and Dresdner Bank AG New York Branch, as documentation agents, are parties to a credit agreement dated as of August 11, 1997 as amended by amending agreements dated as of October 31, 1997, February 19, 1998 and June 24, 1998 (the "CREDIT AGREEMENT").

B. The Borrowers have requested an amendment to the Credit Agreement to expand the purposes for which the Cdn. Borrower may incur Debt under standby letters of credit.

C. The Lenders, subject to the terms and conditions set forth in this amending agreement, have consented to the amendments to the Credit Agreement effected by this amending agreement and have authorized the Administrative Agent to execute and deliver this amending agreement to the Borrowers on behalf of itself, the Lenders, the Other Agents and their respective Eligible Affiliates.


     NOW THEREFORE THIS AMENDING AGREEMENT WITNESSES that, in consideration of the mutual covenants and agreements contained in this amending agreement and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Borrowers and the Administrative Agent, on behalf of itself, the Lenders, the Other Agents and their respective Eligible Affiliates, agree as follows:


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                                      -2-




                                   ARTICLE ONE

                                 INTERPRETATION




SECTION 1.01 ONE AGREEMENT: This amending agreement amends the Credit Agreement. This amending agreement and the Credit Agreement shall be read, interpreted, construed and have effect as, and shall constitute, one agreement with the same effect as if the amendments made by this amending agreement had been contained in the Credit Agreement as of the date of this amending agreement.

SECTION 1.02 DEFINED TERMS: In this amending agreement, unless something in the subject matter or context is inconsistent:

         (a) terms defined in the description of the parties or in the recitals have the respective meanings given to them in the description or recitals, as applicable; and

         (b) all other capitalized terms have the respective meanings given to them in the Credit Agreement as amended by Article Two of this amending agreement.

SECTION 1.03 HEADINGS: The headings of the Articles and Sections of this amending agreement are inserted for convenience of reference only and shall not affect the construction or interpretation of this amending agreement.

SECTION 1.04 REFERENCES: All references to Articles and Sections, unless otherwise specified, are to Articles and Sections of the Credit Agreement.


                                  ARTICLE TWO

                                   AMENDMENTS



SECTION 2.01 NEGATIVE COVENANTS - DEBT: Subsection 8.02(a)(ix) of the
Credit Agreement is deleted in its entirety and the following new subsection 8.02(a)(ix) is substituted in its place:

    "(ix) standby letters of credit in an aggregate amount of not more than U.S. $20,000,000 (or the Equivalent Amount in any other currency or currencies) issued for the account of the Cdn. Borrower (to provide credit support to suppliers of the North American metals business of the Restricted Parties, or for other proper purposes in the ordinary course of business of the Restricted Parties, or to support the payroll and other ordinary course cash management requirements of the Restricted Parties) by a Person who is a Lender pursuant to a standby letter of credit facility (the "PERMITTED LC FACILITY") established outside of this Agreement, provided that the debts and liabilities of the Cdn. Borrower under such standby letter of credit facility are unsecured except for the Permitted LC



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                                      -3-



                  Facility Cash Collateral Security."


SECTION 2.02 NEGATIVE COVENANTS - ADDITIONAL STANDSTILL RESPECTING CERTAIN
ACTIVITIES: Subsection 8.02(v) of the Credit Agreement is amended by revising the reference to "September 30, 1998" in the third line of the main paragraph of such subsection to read "June 30, 1999".


                                  ARTICLE THREE

                         REPRESENTATIONS AND WARRANTIES

SECTION 3.01 CONFIRMATION OF REPRESENTATIONS: Each of the Borrowers represents and warrants that, as at the date of this amending agreement and assuming that the amendments made to the Credit Agreement by this amending agreement have become effective, no Insolvency Event of Default has occurred and is continuing.


                                  ARTICLE FOUR

                                     GENERAL

SECTION 4.01 CONFIRMATION: The Credit Agreement, as amended by this amending agreement, is hereby confirmed by the Borrowers and the Administrative Agent, on behalf of itself, the Lenders, the Other Agents and their respective Eligible Affiliates.

SECTION 4.02 BINDING NATURE: This amending agreement shall enure to the benefit of and be binding upon the Borrowers, the Administrative Agent, the Lenders, the Other Agents, their respective Eligible Affiliates and their respective successors and permitted assigns.

SECTION 4.03 CONFLICTS: If, after the date of this amending agreement, any provision of this amending agreement is inconsistent with any provision of the Credit Agreement, the relevant provision of this amending agreement shall prevail.


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                                      -4-


SECTION 4.04 ACKNOWLEDGEMENT AND NO WAIVERS: The Borrowers acknowledge that Defaults have occurred and are continuing under the Credit Agreement including, without limitation, (a) Events of Default under subsection 9.01(c) of the Credit Agreement because the Cdn. Borrower is not in compliance with the Interest Coverage Ratio requirements of subsection 8.03(a) of the Credit Agreement, the Adjusted Debt to EBITDA Covenant Ratio requirements of subsection 8.03(e) of the Credit Agreement, the Debt to EBITDA Covenant Ratio requirements of subsection 8.03(b) of the Credit Agreement, and the Working Capital Ratio requirements of subsection 8.03(d) of the Credit Agreement, and (b) an Event of Default under subsection 9.01(g) of the Credit Agreement because of the default by Philip Enterprises Inc. in payment of amounts in aggregate in excess of U.S. $10,000,000 owed to FP Commodity Master Trust relative to an inventory monetization program. Nothing in this amending agreement waives or shall be deemed to waive any Default or Event of Default or any right, entitlement, privilege, benefit or remedy which the Administrative Agent, the Other Agents or the Lenders may have now or at any time in the future as a result of or in connection with any such Default or Event of Default.

SECTION 4.05 LAW OF CONTRACT: This amending agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and of the laws of Canada applicable in the Province of Ontario.

SECTION 4.06 COUNTERPART AND FACSIMILE: This amending agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page to this amending agreement by any party by facsimile transmission shall be as effective as delivery of a manually executed copy of this amending agreement by such party.


         IN WITNESS OF WHICH the Borrowers and the Administrative Agent, on behalf of itself, the Lenders, the Other Agents and their respective Eligible Affiliates, have executed this amending agreement as of the date indicated on the first page of this amending agreement.


PHILIP SERVICES CORP.                      PHILIP SERVICES
                                           (DELAWARE), INC.


by:  ____________________________          by:   ____________________________
     name:                                       name:
     title:                                      title:


by:  ____________________________          by:   ____________________________
     name:                                       name:
     title:                                      title:

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                                      -5-



CANADIAN IMPERIAL BANK OF COMMERCE
(in its capacity
as Administrative Agent)


by:  _____________________________
     name:
     title:


by:  _____________________________
     name:
     title:




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                                     - 6 -



                        ACKNOWLEDGEMENT AND CONFIRMATION

         Each of the undersigned consents to the above referenced amendments to the Credit Agreement and to the Borrowers, the Administrative Agent (on behalf of itself, the Lenders, the Other Agents and their respective Eligible Affiliates) entering into this amending agreement and acknowledges and agrees that all of the guarantees and security delivered by it to or for the benefit of any one or more of the Administrative Agent and the Lenders (including any such guarantees and security delivered by it to Canadian Imperial Bank of Commerce as security agent) in connection with, or otherwise applicable to, the debts and liabilities of itself or either one or both of the Borrowers to any one or more of the Administrative Agent, the Lenders, the Other Agents and their respective Eligible Affiliates under, in connection with or with respect to any one or more of the Credit Agreement, the other Credit Documents and the Lender/Borrower Hedging Arrangements are hereby ratified and confirmed and remain in full force and effect notwithstanding the entering into of this amending agreement by the Borrowers, the Administrative Agent (on behalf of itself, the Lenders, the Other Agents and their respective Eligible Affiliates) and notwithstanding the amendments to the Credit Agreement effected by this amending agreement.

         This acknowledgement and confirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page to this acknowledgement and confirmation by any party by facsimile transmission shall be as effective as delivery of a manually executed copy of this acknowledgement and confirmation by such party.

         IN WITNESS OF WHICH each of the undersigned have executed this acknowledgement and confirmation as of the date referred to on the first page of this amending agreement.

               PHILIP SERVICES (DELAWARE), INC.

               LUNTZ CORPORATION

               LUNTZ ACQUISITION (DELAWARE) CORPORATION

               21ST CENTURY ENVIRONMENTAL MANAGEMENT, INC.

               21ST CENTURY ENVIRONMENTAL MANAGEMENT, INC. OF NEVADA



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                                     - 7 -



               21ST CENTURY ENVIRONMENTAL MANAGEMENT, INC. OF PUERTO RICO

               21ST CENTURY ENVIRONMENTAL MANAGEMENT, INC. OF RHODE ISLAND

               CHEMICAL POLLUTION CONTROL, INC. OF FLORIDA - A 21ST CENTURY ENVIRONMENTAL MANAGEMENT COMPANY

               CHEMICAL POLLUTION CONTROL, INC. OF NEW YORK - A 21ST CENTURY ENVIRONMENTAL MANAGEMENT COMPANY

               NORTHLAND ENVIRONMENTAL, INC.

               RESI ACQUISITION (DELAWARE) CORPORATION

               CHEM-FREIGHT, INC.

               REPUBLIC ENVIRONMENTAL RECYCLING (NEW JERSEY), INC.

               REPUBLIC ENVIRONMENTAL SYSTEMS (PENNSYLVANIA), INC.

               REPUBLIC ENVIRONMENTAL SYSTEMS (TECHNICAL SERVICES GROUP),
               INC.

               REPUBLIC ENVIRONMENTAL SYSTEMS (TRANSPORTATION GROUP), INC.

               PHILIP ENTERPRISES INC./LES ENTREPRISES PHILIP INC.

               PHILIP ANALYTICAL SERVICES CORPORATION

               PHILIP ENVIRONMENTAL (ATLANTIC) LIMITED

               PHILIP ENVIRONMENTAL (ELMIRA) INC.

               PHILIP ENVIRONMENTAL SERVICES LIMITED

               PHILIP INVESTMENT CORP.

               PSC/IML ACQUISITION CORP.

               RECYCLAGE D'ALUMINIUM QUEBEC INC./QUEBEC ALUMINUM RECYCLING
               INC.

               1195613 ONTARIO INC.

               1233793 ONTARIO INC.

               842578 ONTARIO LIMITED

               COUSINS WASTE CONTROL CORPORATION

               D & L, INC.

               INTERMETCO U.S., INC.

               BUTCO, INC.

               ALLTIFT, INC.

               INTERMETCO U.S.A. LTD.

               GEORGIA TUBULAR PRODUCTS, INC.

               NORTRU, INC.

               ALLWORTH, INC.

               CHEMICAL RECLAMATION SERVICES, INC.

               PHILIP RECLAMATION SERVICES, HOUSTON, INC.

               SOUTHEAST ENVIRONMENTAL SERVICES COMPANY, INC.

               CYANOKEM INC.

               RHO-CHEM CORPORATION

               SESSA, S.A. DE C.V.

               THERMALKEM INC.

               PEN METALS (DELAWARE), INC.

               PHILIP ENVIRONMENTAL OF IDAHO CORPORATION

               PHILIP ENVIRONMENTAL (WASHINGTON) INC.

               BURLINGTON ENVIRONMENTAL INC. [DELAWARE]

               BURLINGTON ENVIRONMENTAL INC. [WASHINGTON]

               RESOURCE RECOVERY CORPORATION

               TERMCO CORPORATION

               GASOLINE TANK SERVICE COMPANY, INC.

               UNITED DRAIN OIL SERVICE, INC.

               PHILIP ENVIRONMENTAL SERVICES CORPORATION

               SOLVENT RECOVERY CORPORATION

               PHILIP INDUSTRIAL SERVICES (USA), INC.

               PHILIP INDUSTRIAL SERVICES GROUP, INC.

               ALRC, INC.

               APLC, INC.

               ALLWASTE ASBESTOS ABATEMENT HOLDINGS, INC.

               ALLWASTE ASBESTOS ABATEMENT, INC.

               ALLWASTE ASBESTOS ABATEMENT OF NEW ENGLAND, INC.

               ONEIDA ASBESTOS REMOVAL, INC.

               ONEIDA ASBESTOS ABATEMENT INC.

               PHILIP ENVIRONMENTAL SERVICES, INC.

               ACE/ALLWASTE ENVIRONMENTAL SERVICES OF INDIANA, INC.

               ALL SAFETY AND SUPPLY, INC.

               PHILIP SCAFFOLD CORPORATION

               ALLSCAFF, INC.

               ALLWASTE ENVIRONMENTAL SERVICES/NORTH CENTRAL, INC.

               PHILIP SERVICES/OHIO, INC.

               PHILIP WEST INDUSTRIAL SERVICES, INC.

               PHILIP TRANSPORTATION AND REMEDIATION, INC.

               PHILIP SERVICES/SOUTH CENTRAL, INC.

               PHILIP SERVICES/SOUTHWEST, INC.

               PHILIP SERVICES HAWAII, LTD.

               ALLWASTE SERVICIOS INDUSTRIALES DE CONTROL ECOLOGICO S.A. DE
               C.V.

               ALLWASTE TANK SERVICES S.A. DE C.V.

               ALLWASTE TEXQUISITION, INC.

               CALIGO DE MEXICO, S.A. DE C.V.

               PHILIP AUTOMOTIVE, LTD.

               INDUSTRIAL CONSTRUCTION SERVICES COMPANY, INC.

               J.D. MEAGHER/ALLWASTE, INC.

               JAMES & LUTHER SERVICES, INC.

               JESCO INDUSTRIAL SERVICES, INC.

               PHILIP OIL RECYCLING, INC.

               PHILIP INDUSTRIAL SERVICES OF TEXAS, INC.

               PHILIP SERVICES/LOUISIANA, INC.

               PHILIP MID-ATLANTIC, INC.

               PHILIP SERVICES/MISSOURI, INC.

               PHILIP SERVICES/MOBILE, INC.

               PHILIP SERVICES/NORTH ATLANTIC, INC.

               PHILIP SERVICES/NORTH CENTRAL, INC.

               PHILIP SERVICES/OKLAHOMA, INC.

               PHILIP PLANT SERVICES, INC.

               PHILIP SERVICES/ATLANTA, INC.

               BEC/PHILIP, INC.

               PHILIP/WHITING, INC.

               ALLWASTE OF CANADA LTD.

               CALIGO RECLAMATION LTD.

               ALLWASTE TANK CLEANING, INC.

               ALLWASTE RAILCAR CLEANING, INC.

               ALLWASTE RECOVERY SYSTEMS, INC.

               PSC ENTERPRISES, INC.

               ALLIES STAFFING, INC.

               ALLIES STAFFING LTD.

               ALLQUEST CAPITAL, INC.

               PHILIP METALS (DELAWARE), INC.

               INTSEL SOUTHWEST LIMITED PARTNERSHIP

               PHILIP METALS INC.

               PHILIP METALS RECOVERY (USA) INC.

               PHILIP SERVICES (PENNSYLVANIA), INC.

               PHILIP METALS (NEW YORK), INC.

               PHILIP ST, INC.

               PHILIP CHEMISOLV HOLDINGS, INC.

               PHILIP CHEMI-SOLV, INC.

               DM ACQUISITION CORPORATION

               DELTA MAINTENANCE, INC.

               PHILIP REFRACTORY & CORROSION CORPORATION

               HARTNEY CORPORATION

               PHILIP REFRACTORY SERVICES, INC.

               TOTAL REFRACTORY SYSTEMS, INC.

               PHILIP REFRACTORY & CORROSION SERVICES, INC.

               UNITED INDUSTRIAL MATERIALS, INC.

               INDUSTRIAL SERVICES TECHNOLOGIES, INC.

               ADVANCED ENVIRONMENTAL SYSTEMS, INC.

               ADVANCED ENERGY CORPORATION

               INTERNATIONAL CATALYST, INC.

               IST HOLDING CORP.

               CHEM-FAB, INC.

               PIPING HOLDINGS CORP.

               PIPING COMPANIES, INC.

               PIPING MECHANICAL CORPORATION

               HYDRO-ENGINEERING & SERVICE, INC.

               MAC-TECH, INC.

               SERV-TECH DE MEXICO S DE R.L. DE C.V.

               SERV-TECH MEXICANA S DE R.L. DE C.V.

               PETROCHEM FIELD SERVICES DE VENEZUELA

               PHILIP ENTERPRISE SERVICE CORPORATION

               PHILIP MECHANICAL SERVICES OF LOUISIANA, INC.

               PHILIP ST PIPING, INC.

               PHILIP TECHNICAL SERVICES, INC.

               PHILIP/SECO INDUSTRIES, INC.

               TIPCO ACQUISITION CORP.

               PRS HOLDING, INC.

               PHILIP PETRO RECOVERY SYSTEMS, INC.

               SERV-TECH EPC, INC.

               SERV-TECH CONSTRUCTION AND MAINTENANCE, INC.

               SERV-TECH ENGINEERS, INC.

               PHILIP F.C. SCHAFFER, INC.

               SERV-TECH INTERNATIONAL SALES, INC.

               SERV-TECH OF NEW MEXICO, INC.

               SERV-TECH SERVICES, INC.

               SERV-TECH SUDAMERICANA S.A.

               SERVTECH CANADA, INC.

               ST DELTA CANADA, INC.

               TERMINAL TECHNOLOGIES, INC.

               RMF GLOBAL, INC.

               RMF INDUSTRIAL CONTRACTING, INC.

               RMF ENVIRONMENTAL, INC.

               PHILIP METALS (USA), INC.

               ARC DUST PROCESSING (BARBADOS) LIMITED

               PHENCORP INTERNATIONAL FINANCE INC.

               PHENCORP INTERNATIONAL B.V.

               PHILIP SERVICES (NETHERLANDS) B.V.

               PHILIP SERVICES (EUROPE) LIMITED

               ALLIED METALS LIMITED

               B.M. METALS (RECYCLING) LTD.

               BATH RECLAMATION (AVONMOUTH) CO. LIMITED

               BLACKBUSHE LIMITED

               BLACKBUSHE METALS (WESTERN) LIMITED

               ELLIOTT METAL COMPANY LIMITED

               SOUTHERN HAULIERS LIMITED

               T.C. FRASER (METALS) LIMITED

               E. PEARSE (HOLDINGS) LIMITED

               E. PEARSE & CO., LIMITED

               C. PHILIPP & SONS (BRISTOL) LIMITED

               MAYER PEARSE LIMITED

               WIDSITE LIMITED

               PHILIP METALS (EUROPE) LIMITED

               PHENCORP REINSURANCE COMPANY INC.

               PHILIP INTERNATIONAL DEVELOPMENT INC.

               CECATUR HOLDINGS

               PHILIP SERVICES (DELAWARE), L.L.C.

               CHEMISOLV LIMITED

               PHILIP INTERNATIONAL DEVELOPMENT INC.

               PHILIP SERVICES INDUSTRIAIS DO BRAZIL LTDA

               SERV-TECH EUROPE GMBH

               P.S.P.E. SERVICOS PRESTADOS AS EMPRESAS UNIPESSOAL LIMITADA

               P.S.C. PHILIP SERVICES IBERICA, S.L.

               2766906 CANADA INC.

               721646 ALBERTA LTD.

               800151 ONTARIO INC.

               912613 ONTARIO LTD.

               PHILIP PLASMA METALS INC.

               CALIGO PARTNERSHIP
               BY ITS PARTNER ALLWASTE OF CANADA LTD.

               DELSAN DEMOLITION LIMITED

               NORTRU, LTD.

               ALLWASTE PAINT SERVICES S.A. DE C.V.

               ALLWASTE SERVICES OF EL PASO, INC.

               DEEP CLEAN, INC.


               and all other Guarantor Subsidiaries (if any)

               in each case by:


               ___________________________________
               Colin Soule
               Authorized Signatory